SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2009

ETHOS ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6800 Gateway Park Drive San Diego, CA 92154

(Address of principal executive offices)

619-575-6800

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

501 W. Broadway, Suite 800

San Diego, CA 92101

phone: 619.399.3090

fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 21, 2009, Ethos Environmental, Inc. ("Registrant"), Ethos Merger Sub, Inc. ("Merger Sub") and AL Global Corporation, a California corporation (d.b.a. Youngevity) ("Youngevity"), entered into an Agreement and Plan of Merger (the "Agreement"), which is scheduled to close on or about January 31, 2010, subject to the satisfaction or waiver of the terms and conditions of closing as full set forth therein. On the Closing Date, the Merger Sub shall be merged with and into Youngevity, which will be the surviving corporation and shall thereafter be a wholly-owned subsidiary of the Registrant. The parties have taken all actions necessary to ensure that the Merger is treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

At the closing of the Merger, subject to and pursuant to the terms and conditions of the Agreement, Ethos shall issue an aggregate amount of restricted shares of its common stock equal to sixty percent (60%) of the total shares of issued and outstanding shares of Ethos’s common stock on a fully diluted basis in exchange for one hundred (100%) of the issued and outstanding shares of Youngevity as of the Closing Date. All shares of the Merger Sub shall be surrender the certificates evidencing one hundred percent (100%) of the Merger Sub’s Capital Stock, and all Capital Stock of the Merger Sub issued and outstanding immediately prior to the Effective Time of the Merger, shall no longer be outstanding and shall automatically be cancelled and retired and exchanged for Ethos Shares. As part of the Agreement, the Registrant must convert certain outstanding liabilities into equity.

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability. The issuance of shares of common stock to holders of Youngevity’s capital stock in connection with the Merger will not be registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

The above description of the Agreement and Plan of Merger is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, a copy of such Agreement is filed as an exhibit to this Current Report on Form 8-K (the "Current Report").

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 3.02 Unregistered Shares of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Share Issuances

On November 21, 2009 the Registrant issued 2,093,743 shares of its restricted common stock as payment to a related party for services rendered. The shares were valued at $209,375, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 43,312,543 shares of its restricted common stock as payment to settle outstanding debt. The shares were valued at $4,331,255, which represents the value of the debt on the award date.

On November 21, 2009 the Registrant issued 459,922 shares of its restricted common stock as payment to a consultant for services rendered. The shares were valued at $45,993, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 500,000 shares of its restricted common stock as payment to a related party for services rendered. The shares were valued at $50,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 275,000 shares of its restricted common stock as payment to a related party as a one-time bonus for services. The shares were valued at $27,500, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 50,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $5,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 75,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $7,500, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 75,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $7,500, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 75,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $7,500, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 100,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $10,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 100,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $10,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 100,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $10,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 200,000 shares of its restricted common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $20,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 250,000 shares of its restricted common stock as payment to a related party for services rendered. The shares were valued at $25,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 600,000 shares of its restricted common stock as payment to a consultant for services rendered and as a one-time bonus for services. The shares were valued at $60,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 50,000 shares of its restricted common stock and 50,000 shares of its common stock to a consultant for services rendered. The shares were valued at $10,000, which represents the value of the services provided on the award date.

On November 21, 2009 the Registrant issued 50,000 shares of its common stock as payment to a consultant as a one-time bonus for services. The shares were valued at $5,000, which represents the value of the services provided on the award date.

As of November 24, 2009, and subsequent to the foregoing issuances, the Registrant has 99,231,381 total shares issued and outstanding.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, ("Securities Act"), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an "Investor") confirmed to the Company that it or he is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of the Registrant took the following actions by unanimous written consent on November 21, 2009, Mr. Corey P. Schlossmann resigned from his positions as the Registrant’s Chief Executive Officer, President and Secretary. Mr. Schlossmann shall remain as a member of the Registrant’s Board of Directors. Additionally, the Registrant received notice of resignation from Mr. Howard Landa as a member of the Registrant’s Board of Directors. Concurrently, the Board of Directors nominated Mr. Joel D. Wallach as the Registrant’s new Chairman of the Board of Directors and Mr. Stephan R. Wallach as the Registrant’s Chief Executive Officer, President and Secretary. Both Mr. Joel D. Wallach and Mr. Stephan R. Wallach accepted such appointments.

Dr. Joel D. Wallach –

Dr. Joel Wallach has been involved in bio-medical research for over forty years, receiving his Bachelors of Science degree in 1962 from the University of Missouri. Majoring in Animal Husbandry (Nutrition) with a minor in Field Crops and Soil, Dr. Wallach received his Doctor of Veterinary Medicine Degree in 1964 from the University of Missouri. Dr. Wallach has worked for many Zoos and Universities across the US, at one point working with Mutual of Omaha’s Marlin Perkins at the St. Louis Zoo. Dr. Wallach also received his ND degree (Naturopathic Medicine) in 1982 and he has been licensed in Oregon for more than twenty years.

He has written more than 70 scientific papers, as well as six books including Diseases of Exotic Animals (a 1200 page Veterinary text book).

Dr. Wallach achieved the prestigious rank of Eagle Scout as a Boy Scout and continues to support the Boy Scouts today, even establishing a local Cub Scout group in San Diego. Dr. Wallach now dedicates his time to lecturing on the benefits of Nutrition around the world and works to lobby the US government on behalf of the Supplement Industry, as a dedicated advocate to making better nutrition available to the public. Dr. Wallach is a member of the California Association of Naturopathic Physicians.

Dr. Wallach has been associated with Youngevity®, a leading designer of dietary supplements and cutting-edge personal care and wellness lifestyle products, since it was founded in 1997.

Mr. Stephan R. Wallach –

Steve Wallach is the CEO of Youngevity®, and has been since it was founded in 1997. With over 15 years of sales and network marketing experience, Steve Wallach has successfully guided the company through mergers and acquisitions, various battles with the FDA and the daily challenges of running a corporation. Sharing his father’s passion for access to true and accurate health information, Steve spearheads Youngevity’s® ongoing battle against the FDA’s censorship of nutritional information. He is a frequent talk radio program guest and speaks eloquently about our mission to get information into the hands of the general public, allowing them to make informed healthcare decisions.

His history as a successful distributor provides Steve with a unigue perspective in an often tumultuous industry, giving him hands-on experience to draw upon and providing a solid foundation for leadership. Steve’s business philosophy reflects his strong belief that passion should be the driving force behind any organization, with flexibility and efficiency being key elements along the road to success in the business world. Having assembled a dynamically talented and experienced management team, coupled with a solid infrastructure, Steve has positioned the company for steady growth both domestically and internationally.

Item 7.01 Financial Statements and Exhibits.

On November 23, 2009, Ethos Environmental, Inc. announced that it signed a merger agreement with Youngevity.

A copy of the release is attached as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement and Plan of Merger
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2009	Ethos Environmental, Inc.

By: /s/ Stephan R. Wallach Stephan R. Wallach, President & CEO